Exhibit 10.1

深圳比克电池有限公司

与

南京中比新能源科技有限公司

关于

深圳市比克动力电池有限公司

之

《股权转让协议》

Equity Transfer Agreement

Regarding

Shenzhen BAK Power Battery Co., Ltd.

between

Shenzhen BAK Battery Co., Ltd.

and

Nanjing CBAK New Energy Technology Co., Ltd.

2023年9月

September 2023

股权转让协议

Equity Transfer Agreement

本协议由以下各方于2023年9月27日在深圳市大鹏新区签署：

This agreement is executed by and between the parties below in Dapeng New District, Shenzhen City on September 27, 2023:

甲方（转让方）：深圳市比克电池有限公司

Party A (Transferor): Shenzhen BAK Battery Co., Ltd.

乙方（受让方）： 南京中比新能源科技有限公司

Party B (Transferee): Nanjing CBAK New Energy Technology Co., Ltd.

丙方（标的公司）：深圳市比克动力电池有限公司

Party C (Target Company): Shenzhen BAK Power Battery Co., Ltd.

鉴于：

Whereas:

1、甲方持有深圳市比克动力电池有限公司（以下简称“标的公司或比克动力”）股权，系比克动力的股东；

1. Party A holds the equity of Shenzhen BAK Power Battery Co., Ltd. (hereinafter referred to as the “Target Company” or “BAK Power”) and is a shareholder of BAK Power;

2、乙方系主要生产磷酸铁锂圆柱产品电池的电池制造企业，与国内、国际知名厂商建立长期稳定的战略合作关系。乙方在产品制造、市场拓展上，与甲方、丙方具有高度的互补性与协同性；

2. Party B is a battery manufacturing enterprise that mainly produces cylindrical lithium iron phosphate batteries, and has established long-term and stable strategic cooperative relationships with well-known domestic and international manufacturers. Party B is highly complementary and synergistic with Party A and Party C in product manufacturing and market expansion.

3、丙方系专业生产三元系列、磷酸铁锂系列等圆柱产品与方型电池产品的专业化公司，具有完整的研发、产品开发、产品制造等产业化实施能力。

3. Party C is a company specialized in the production of ternary series, lithium iron phosphate series and other cylindrical and prismatic battery products, and has capabilities to implement completed R&D, product development, product manufacturing and other related industrialization processes.

鉴于三方在未来产品开发及市场拓展上实现互利共赢、战略协同的共同需求，乙方拟按照标的公司估值52亿元，受让甲方所持有丙方5%的股权，经三方友好协商，达成如下协议：

In view of the common needs of the parties hereto to achieve mutual benefit and strategic synergy in future product development and market expansion, Party B intends to accept the transfer of 5% of Party C’s equity held by Party A based on the Target Company’s valuation of CNY 5.2 billion. Through friendly negotiation between the parties hereto, the following agreement has been reached:

第一条 股权转让

Article I Equity Transfer

1、经三方协商，标的公司按52亿元人民币的整体估值，甲方将所持丙方5%股权转让给乙方。

1. Through negotiation between the parties hereto, Party A shall transfer 5% of Party C’s equity held by Party A to Party B based on the Target Company’s overall valuation of CNY 5.2 billion.

2、三方同意，本协议项下乙方应付甲方股权转让款2.6亿元人民币，乙方可以采用分期支付股权受让款的方式予以支付。

2. The parties hereto agree that Party B shall pay CNY 260 million to Party A for equity transfer hereunder, and Party B may make such payment in installments.

2、标的股权转让完成后，乙方持有标的公司5%的股权。

2 . After the transfer of the Target Equity, Party B shall hold 5% of the Target Company’s equity.

第二条 付款安排

Article II Payment Schedule

1、第一笔付款安排：2023年12月31日前付款4000万元；

1. First installment: CNY 40 million shall be paid before December 31, 2023;

2、第二笔付款安排：2024年9月30日前再支付9000万元；

2. Second installment: Another CNY 90 million shall be paid before September 30, 2024;

3、第三笔付款安排：标的公司5%在市场监督管理局办理完毕过户登记后支付剩余股权款项。

3. Third installment: The rest thereof shall be paid after the transfer registration procedure for such 5% of the Target Company’s equity is completed with the State Administration for Market Regulation.

第三条 交割

Article III Delivery

双方同意，甲方、标的公司应在股权转让款支付完成1.3亿元后协商具体时间，向工商管理部门申请办理本次股权转让的工商变更登记和备案手续。

The Parties hereto agree that Party A and the Target Company shall determine a specific time after the payment of CNY 130 million for equity transfer through negotiation and apply to the administration for industry and commerce for the change registration and filing regarding the equity transfer.

第四条 过渡期义务

Article IV Obligations during the Transition Period

1、自本协议签署之日起至本协议履行完毕之日（以下简称“完成日”）的连续期间（简称“过渡期”）内，甲方应确保标的公司按照与以往惯例一致的方式从事日常经营活动，并确保本协议的陈述和保证于过渡期间仍然是真实、完整、准确且无误导，如同该陈述和保证是与过渡期前所作出的保持一致。

1. During the continuous period (hereinafter referred to as the “Transition Period”) from the date of signing to the date of completion of performing this Agreement (hereinafter referred to as the “Date of Completion”), Party A shall ensure that the Target Company conducts its daily business activities as usual. The representations and warranties of this Agreement are still true, complete, accurate, and not misleading during the Transition Period, just as they were made before the Transition Period.

2、甲方应确保标的公司在过渡期内采取一切合理的措施保存和保护其资产，尽最大努力使其正常经营、营业。

2. Party A shall ensure that the Target Company takes all reasonable measures to preserve and protect its assets during the Transition Period and try its best to guarantee its normal operation.

第五条 风险承担及补偿约定

Article V Agreement on Risks and Compensation

1、甲方向乙方特别承诺：任何在完成日之前发生的，与标的公司的业务、活动相关的，所有未向乙方明确揭示的负债，或欠缴税款的潜在税务责任风险（包括但不限于自身纳税、缴费、代扣扣缴任何税费等）或用工及社会保险和住房公积金债务风险，或业务经营资质及合规责任风险，及其他可能存在的任何不合法合规行为的民事、行政、刑事责任、处罚风险，均由甲方按照本协议签署前的持股比例承担。

1. Party A hereby makes a special commitment to Party B that: Party A shall be responsible for any liabilities that have not been clearly disclosed to Party B, occurred before the Date of Completion, and are related to the business and activities of the Target Company, the potential liability risks of unpaid taxes (including but not limited to the payment of taxes, fees, withholding of any taxes, etc.), the debt risks of employment, social insurance and housing provident fund, the risks of business qualification and compliance, and any other possible civil, administrative, criminal liabilities and punishment risks due to illegal compliance, in proportion to Party A’s shareholding of the Target Company before it signs this Agreement.

2、若标的公司因完成日之前的上述事由而遭受处罚或第三方索赔损失，从而导致乙方作为股东遭受损失，或者导致乙方因此而遭受直接处罚或被第三方索赔损失，甲方应补偿乙方因此直接及/或间接遭受及承担的所有损失、责任、成本、费用和支出。各方同意：在此情况下，乙方有权选择的赔偿方式可包括但不限于：用甲方在标的公司所享有的出资额或分红弥补乙方损失，或者由甲方向乙方支付现金补偿等。

2. If the Target Company is punished or a Third Party is claiming for losses due to the reasons mentioned above before the Date of Completion, thus causing Party B to suffer losses as a shareholder, or Party B to suffer direct punishment or be claimed for losses by such Third Party, Party A shall compensate Party B for all direct and/or indirect losses, liabilities, costs, fees and expenses incurred therefrom. Both Parties hereby agree that in such case, the compensation methods that Party B is entitled to choose may include, but are not limited to, making up for Party B’s losses with the contribution or dividends enjoyed by Party A in the Target Company, making compensation in cash, etc.

第六条 陈述和保证

Article VI Representation and Warranty

1、甲方的陈述与保证

1. Party A’s Representation and Warranty

(1) 甲方具有完全的民事权利能力和行为能力，有足够的能力履行本协议。

(1) Party A has full capacity for civil rights and conduct, and can perform this Agreement.

(2) 甲方或甲方指定的第三方合法拥有标的公司股权。

(2) Party A or the Third Party designated by Party A legally owns the equity of the Target Company.

(3) 甲方签署、履行本协议、完成本协议所述之交易，不会违反任何法律、行政法规、部门规章和行业准则，亦不会违反乙方作为协议缔约方或受其约束的任何合同、安排或谅解的约定。

(3) Party A will not violate any laws, administrative regulations, departmental rules and industrial standards when signing and performing this Agreement and completing the transactions mentioned herein, nor will it violate any contracts, arrangements or understanding to which Party B is a party or bound.

(4) 按本协议约定协助标的公司办理股权转让的审批和工商登记手续。

(4) Party A will assist the Target Company in obtaining any approval for the equity transfer and industrial and commercial registration according to this Agreement.

2、乙方的承诺与保证

2. Party B’s Representation and Warranty

(1) 乙方具有完全的民事权利能力和行为能力，有足够的能力履行本协议。

(1) Party B has full capacity for civil rights and conduct and can perform this Agreement.

(2) 签署、履行本协议、完成本协议所述之交易，不会违反任何法律、行政法规、部门规章和行业准则，不会违反乙方的公司章程，亦不会违反乙方作为协议缔约方或受其约束的任何合同、安排或谅解的约定。

(2) Party B will not violate any laws, administrative regulations, departmental rules and industrial standards when signing and performing this Agreement and completing the transactions mentioned herein, nor will it violate its articles of association, any contracts, arrangements or understanding to which itself is a party or bound.

(3) 因订立、履行本协议而提供予甲方和标的公司的相关文件及陈述的相关事项均真实、准确、完整，不存在虚假、误导性陈述和重大遗漏。

(3) The relevant documents and representation provided for Party A and the Target Company due to the conclusion and performance of this Agreement are true, accurate and complete, without any false or misleading statements and major omissions.

第七条 协议的生效、变更及解除

Article VII Effectiveness, Change and Termination of this Agreement

1、本协议自各方的委派代表签字并加盖各方公章之日起成立并生效。

1. This Agreement shall come into effect upon being signed and sealed by the representatives of both Parties.

2、经各方协商一致，各方可以书面形式对本协议进行变更、修改或者终止本协议。

2. Both Parties may change, modify or terminate this Agreement in writing after negotiation.

3、发生法律、法规和规范性文件规定的导致本协议终止的事项，本协议经各方协商可以通过书面方式终止。

3. This Agreement may be terminated in writing through negotiation by all Parties in case of any event that may cause the termination of this Agreement as stipulated by laws, regulations and normative documents.

4、本协议的终止不妨碍或影响任何一方就其他方于本协议生效后终止前发生的违约行为进行追究的权利。

4. The termination of this Agreement shall not hinder or affect either Party’s rights to investigate the other Party’s breach of contract after the effective date of this Agreement and before its termination.

第八条 违约责任及争议解决

Article VIII Liability for Breach of Contract and Resolution of Disputes

1、本协议签署后，除发生法律明文规定的不可抗力情况外，任何一方不能按本协议的规定履行其义务或做出虚假的陈述与保证，则被视为违约。违约方应赔偿因其违约而给守约方造成的损失。

1. After signing this Agreement, unless any force majeure specified in laws and regulations occurred, if either Party fails to perform its obligations according to the provisions hereof or makes false representation and warranty, such act will be regarded as a breach of contract. The breaching party shall indemnify the non-breaching party for the losses caused by its breach of contract.

2、本协议受中华人民共和国法律管辖，并按中华人民共和国法律解释。本协议履行过程中如有争议或违约情形，各方协商解决；协商不成时，则任何一方均有权将争议交由华南国际经济贸易仲裁委员会(深圳仲裁委员会)予以仲裁解决。

2. This Agreement shall be subject to and interpreted according to the laws of the People’s Republic of China. In case of any dispute or breach of contract during the performance hereof, the Parties hereto shall negotiate for settlement; if the negotiation fails, either party hereto shall be entitled to submit such dispute to the Shenzhen Court of International Arbitration (SCIA) for arbitration.

第九条 其他

Article IX Miscellaneous

1、就进行本协议下的股权转让所产生的相关税负、费用，各方应依照法律规定分别承担和缴纳。

1. According to laws and regulations, both Parties shall bear and pay the relevant taxes and expenses arising from the equity transfer hereunder.

2、各方对于本协议内容及对方所提供的未公开的资料承担严格的保密义务，除因法律规定或任何有管辖权的政府机关、监管机构等国家权力机构要求以外，均不得以任何方式向任何第三方披露。

2. Each Party shall undertake confidentiality obligations for the contents of this Agreement and the undisclosed materials provided by the other Party, and shall not disclose such contents and materials to any Third Party in any way except as required by law or by any state authorities with jurisdiction, such as government agencies and regulatory agencies.

3、本协议一式叁份，双方各持一份，其余文本交相关审批部门备案或保存，所有协议具有同等法律效力。

3. This Agreement is made in triplicate, with Party A and Party B holding one copy each, and the rest is submitted to the relevant approval authorities for filing and reservation. All copies shall share the same legal effect.

以下无正文，为协议签署页

The following is intentionally left blank, and the signature page is attached

（本页无正文，为深圳市比克电池有限公司与南京中比新能源科技有限公司关于深圳市比克动力电池有限公司《股权转让协议》之签字盖章页）

(This page is intentionally left blank for the signature of the Equity Transfer Agreement of Shenzhen BAK Power Battery Co., Ltd. between Shenzhen BAK Battery Co., Ltd. and Nanjing CBAK New Energy Technology Co., Ltd.)

甲方（盖章）：

Party A (seal): Shenzhen BAK Battery Co., Ltd.

法定代表人或授权代表（签字）：

Legal representative or authorized representative (signature): /s/ Xiangqian Li

乙方（盖章）：

Party B (seal): Nanjing CBAK New Energy Technology Co., Ltd.

法定代表人或授权代表（签字）：

Legal representative or authorized representative (signature):

丙方（盖章）：

Party C (seal): Shenzhen BAK Power Battery Co., Ltd.

法定代表人或授权代表（签字）：

Legal representative or authorized representative (signature): /s/ Xiangqian Li

签约时间： 年 月 日

Signed on: MM/DD/YYYY